UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2018

MOREGAIN PICTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55297	41-1683548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

117 E. Huntington Dr., Arcadia, CA 91006
(Address of principal executive offices) (Zip Code)

(626) 400-5727
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.

Changes in Registrant’s Certifying Accountant

Effective as of September 20, 2018, Moregain Pictures, Inc., a Nevada corporation (the “Company”), engaged MaloneBailey, LLP (“MaloneBailey”) as the independent registered public accounting firm engaged to audit the Company’s financial statements for the fiscal year ended June 30, 2018.  MaloneBailey’s appointment was approved by the Company’s board of directors (“Board”).

During the Company’s two most recent fiscal years, and through September 20, 2018, neither the Company, nor anyone on its behalf, had consulted with MaloneBailey regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that MaloneBailey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 20, 2018, Jesse Weiner was appointed as Interim Chief Financial Officer and Treasurer of the Company, to serve in such offices at the pleasure of the Board, and until his successor has been appointed by the Board. Mr. Weiner already holds the positions of Chief Executive Officer and Secretary of the Company. In connection with his roles as Chief Executive Officer and Interim Chief Financial Officer of the Company, Mr. Weiner was designated as the Company’s “Principal Executive Officer” and “Principal Financial and Accounting Officer” for SEC reporting purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2018	MOREGAIN PICTURES, INC.

	By:	/s/ Jesse Weiner
Name: Jesse Weiner
Title: Chief Executive Officer

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